LOOMIS SAYLES INVESTMENT GRADE BOND FUND – CLASS J SHARES

Supplement dated October 26, 2011 to the Loomis Sayles Investment Grade Bond Fund’s Class J Prospectus and the Class J Statement of Additional Information, each dated February 1, 2011, as may be revised and supplemented from time to time.

Class J shares of Loomis Sayles Investment Grade Bond Fund (the “Fund”) will be liquidated on or about January 11, 2012 (the “Liquidation Date”). On the Liquidation Date, or as soon thereafter as is practicable, Class J shareholders will receive proceeds equal to the net asset value of their Class J shares as of the Liquidation Date and Class J shares will be terminated as a share class of the Fund.

Class J shares of the Fund are no longer available for purchase by new investors or current shareholders. Shareholders may choose to redeem their shares on any business day prior to the Liquidation Date.

Effective on the Liquidation Date, the prospectus and the statement of additional information for the Fund are hereby modified to eliminate all references to Class J shares of the Fund.